Derivative Instruments and Hedging Activities	12 Months Ended
Sep. 30, 2012
Derivative Instruments and Hedging Activities

Note 6: Derivative Instruments and Hedging Activities

The Bank has entered into an interest rate swap contract in connection with its hedging of a specific loan. As of September 30, 2012, the Bank has entered into an interest rate swap totaling $1,207,703 using a receive-variable swap to mitigate the exposure to changes in the fair value attributable to the benchmark interest rate (fixed rate) and the hedged items (loans receivable) from the effective date of the hedged instruments. As structured, the pay-fixed, receive-variable swap is evaluated as a fair value hedge and is considered highly effective. As a highly effective fair value designated hedge, the underlying hedged instrument is recorded on the balance sheet at fair value of $1.2 million with the periodic changes of the fair value reported in the consolidated statements of income.

For the year ended September 30, 2012, the interest rate swap designated as a fair value hedge resulted in a reduction to interest income of $5,830 on the related loans receivable. The fair value of the swap at September 30, 2012 was recorded on the consolidated statements of financial condition as a liability of $12,443.

The fixed rate loan being hedged with an interest rate swap is structured to include a prepayment make-whole clause. The prepayment make-whole fee represents a reasonable estimate of the economic loss (if any) from the early prepayment, in part or in whole, of the loan.